UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Monday, May 22, 2023

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on Monday, May 22, 2023, at 9:00 a.m., Eastern Time and will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. There will not be a physical location for the Special Meeting.

You will be able to attend the Special Meeting virtually and to vote and submit questions prior to and during the virtual Special Meeting by registering at https://web.viewproxy.com/bfri/2023 by May 21, 2023 at 11:59 pm Eastern Time. You will receive a unique link and password in order to attend the meeting.

We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to approve an amendment to our Amended and Restated Certificate of Incorporation, to (i) effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of our Board of Directors prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting without further approval or authorization of our stockholders, and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split (the “Reverse Stock Split Proposal”);

(2)	to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on April 20, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the Special Meeting and vote online during the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MAY 22, 2023 AT 9:00 A.M. EASTERN TIME: THE COMPANY’S PROXY MATERIALS ARE AVAILABLE AT https://web.viewproxy.com/bfri/2023.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Biofrontera Inc. we thank you for your continued support.

Prof. Hermann Lübbert, Ph.D.	Erica L. Monaco
Executive Chairman	Chief Executive Officer

April 21, 2023

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

PROXY STATEMENT

For the Special Meeting of Stockholders to be held on Monday, May 22, 2023

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors (the “Board”) of proxies to be voted at the Special Meeting to be held on Monday, May 22, 2023, at 9:00 a.m., Eastern Time, solely over the Internet in a virtual-only format, and any adjournment or postponement thereof.

Only stockholders as of April 20, 2023 (the “Record Date”) may attend the Special Meeting. At the close of business on the Record Date, we had 26,699,002 shares of Common Stock outstanding and entitled to vote. We made our proxy materials available to stockholders via the Internet or in printed form on or about April 21, 2023. Our proxy materials include the Notice of the Special Meeting, this Proxy Statement and the proxy card. These proxy materials, other than the proxy card, which is available with the printed materials, can be accessed at https://web.viewproxy.com/bfri/2023.

You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. The proxy materials, including this Proxy Statement, are being distributed and made available on or about April 21, 2023.

If you have any questions regarding the accompanying proxy statement or how to vote your shares, you may contact Alliance Advisors, LLC, our proxy solicitor, at 844-717-2301 or email: BFRI@allianceadvisors.com.

Appendix A – Form of Reverse Stock Split Amendment

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting.

Q:	What proposals are being presented for a stockholder vote at the Special Meeting?

A:	The following proposals are being presented for stockholder vote at the Special Meeting:

●	Proposal No. 1- approval of an amendment to our Amended and Restated Certificate of Incorporation, to (i) effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of our Board of prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting without further approval or authorization of our stockholders, and (ii) if and when the reverse stock split is effected, to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split; and

●	Proposal No. 2-approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split.

Q:	How does the Board recommend that I vote?

A:	The Board unanimously recommends that you vote “FOR” Proposals No. 1 and No. 2.

Q:	Why has the Board recommended that you vote “FOR” the Reverse Stock Split Proposal?

A:

As disclosed in our previous SEC filings, we received a letter from The Nasdaq Stock Market LLC (“Nasdaq”), informing us that because the closing bid price for our common stock listed on Nasdaq was below $1.00 for 30 consecutive trading days, we do not comply with the minimum closing bid price requirement for continued listing on Nasdaq. We must regain compliance with the minimum closing bid price requirement no later than August 23, 2023. The Board considers it important for the Company to maintain its Nasdaq listing. Delisting could adversely affect the trading market for the common stock. Further, delisting would adversely affect the Company’s ability to access the capital markets or pursue acquisitions.

To provide flexibility to enable us to prevent our stock from being delisted from Nasdaq based on the minimum share price requirement, our Board has adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our certificate of incorporation authorizing a reverse stock split of the outstanding shares of our common stock at a ratio in the range of 1-for-5 to 1-for-25, with such ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split on or prior to August 23, 2023, or to abandon the Reverse Stock Split altogether. The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on Nasdaq.

The form of the proposed certificate of amendment to our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. The certificate of amendment would effect the Reverse Stock Split by reducing the number of outstanding shares of common stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of our common stock. Stockholders are urged to carefully read Appendix A. If implemented, the number of shares of our common stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our common stock outstanding, so that the percentage of our outstanding common stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of common stock in lieu of a fractional share.

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The Board believes that the Reverse Stock Split may be necessary to assure compliance with the Nasdaq’s minimum bid price requirement. There is no guarantee that the price of the Company’s common stock will be sufficient to meet the minimum bid price requirement, even if there are positive business developments in the near future that could result in an increase in the trading price of our common stock in the next few months.

The Company intends to monitor the closing bid price of its common stock. If, based on the bid price of the Company’s common stock closing at or above $1.00 per share for a minimum of 10 consecutive trading days, the Company achieves compliance with the minimum bid price requirement prior to effecting the Reverse Stock Split, the Company does not intend to effect the Reverse Stock Split and, instead, plans to cancel the Special Meeting.

Q:	What does it mean to vote by proxy?

A:

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Special Meeting: Hermann Lübbert, Erica Monaco, Fred Leffler and Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” Proposals No. 1 and Proposal No. 2. With respect to any other business that properly comes before the Special Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

Q:	Who can vote at the Special Meeting?

	A:	Only stockholders of record at the close of business on the Record Date, will be entitled to vote at the Special Meeting. On the Record Date, there were 26,699,002 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet or telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

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Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:	The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may have your shares voted by proxy using the enclosed proxy card, or submit your proxy through the internet or by telephone. We urge you to have your shares voted by proxy to ensure your vote is counted.

●	By mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, the proxyholder will vote your shares as you direct.

●	By internet or telephone. To have your shares voted through a proxy submitted by the internet, go to https://web.viewproxy.com/bfri/2023 to complete an electronic proxy card. If you vote by telephone call 1-866-402-3905 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on May 21, 2023 to be counted.

●

By voting at the Special Meeting. You may vote your shares during the virtual-only Special Meeting. See the instructions in the Notice of the Special Meeting to attend the meeting virtually and vote your shares.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q:	What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether Nasdaq deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that the Reverse Stock Split Proposal is considered a routine matter, so brokers and nominees can use their discretion to vote “uninstructed” shares with respect to the Reverse Stock Split Proposal,

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Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” Proposals No. 1 and No. 2. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in accordance with the Board’s recommendations.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to Alliance Advisors, LLC another duly executed proxy bearing a later date. You may also revoke your proxy by attending the virtual-only Special Meeting and voting in person.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

Q:	Who can help answer my questions?

A:	If you have any questions about the Special Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact Alliance Advisors, LLC, our proxy solicitor, at 844-717-2301 or email: BFRI@allianceadvisors.com.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Special Meeting requires a quorum. A quorum will be present if stockholders holding at least one-third of the outstanding shares of Common Stock entitled to vote on the Record Date are present at the Special Meeting in person or by proxy. Abstentions or broker non-votes are treated as present for purposes of determining whether a quorum exists.

Q:	What is a “broker non-vote”?

A broker “non-vote” occurs when a broker, bank or other intermediary that is otherwise counted as present or represented by proxy does not receive voting instructions from the beneficial owner and does not have the discretion to vote the shares. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the Special Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker “non-vote” occurs. Thus, a broker “non-vote” will not impact our ability to obtain a quorum for the Special Meeting and will not otherwise affect the approval by a majority of the votes present in person or represented by proxy and entitled to vote of any of the Proposals.

We believe that banks, brokerage firms and other nominees have the discretionary authority with respect to the approval of the Reverse Stock Split and the decrease in authorized shares (Proposal No. 1), but do not have such discretionary authority with respect to adjournment of the Special Meeting (Proposal No. 2).

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Q	What are the voting requirements for each Proposal?

A:	Proposal No. 1: The affirmative vote of a majority of the shares of the Company that are outstanding and entitled to vote on the matter at the Special Meeting is required to approve the Reverse Stock Split Proposal. Abstentions will have the same effect as a vote against the Reverse Stock Split Proposal. Because we believe that this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Proposal No. 2: The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Q:	What should I do if I receive more than one Proxy Statement?

A:	You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the Special Meeting?

A:	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if the Special Meeting is adjourned?

A:	The Company is required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Except as described above, notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our Common Stock that is issued and outstanding as of the close of business on the Record Date, is entitled to be voted on all items being voted on at the Special Meeting, with each share being entitled to one vote on each matter. As of the Record Date, 26,699,002 shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	Alliance Advisors, LLC serving as inspector of elections will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

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Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	The Board is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials.

We have retained Alliance Advisors, LLC to act as a proxy solicitor for the Special Meeting. We have agreed to pay Alliance Advisors, LLC $67,000, plus reasonable out-of-pocket expenses, for proxy solicitation services and, if needed, additional fees for telephone solicitation. All related costs will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or administrative employees without the payment of any additional consideration. Solicitation of proxies may be made by mail, by telephone, by email, in person or otherwise.

Q: A:

How can I attend the Special Meeting with the ability to ask a question and/or vote?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (“Registered Holder”), or if you hold a valid legal proxy for the Special Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”). No physical meeting will be held.

As a Registered Holder, you will be able to attend the Special Meeting online, ask a question and vote by using the unique link and password you received for the Special Meeting and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials.

If you are a Beneficial Holder and want to attend the Special Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Special Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Biofrontera Inc. holdings along with your name and email address to virtualmeeting@viewproxy.com.

Requests for registration as set forth in above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 15, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

(2) Registration at the Special Meeting

Please go to https://web.viewproxy.com/bfri/2023 for more information on the available options and registration instructions.

The online meeting will begin promptly at , Eastern Time. We encourage you to access the meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-866-612-8937.

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PROPOSAL NO. 1-APPROVAL OF REVERSE STOCK SPLIT PROPOSAL

The Board is asking stockholders to approve the Reverse Stock Split Proposal. The form of the Certificate of Amendment to the Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware is set forth as Appendix A to this proxy statement (the “Amendment”). Although such filing is within the control of the Board, we expect such filing to be made shortly after the approval by the stockholders of the Stock Split Proposal. The Amendment will become effective, at such future date as determined by the Board, upon the filing of the Amendment with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”), but in no event earlier than the date of the Special Meeting. Moreover, even if the Amendment is approved by the requisite number of stockholders, the Board reserves the right, at its discretion, to abandon the Amendment prior to the proposed effective date if it determines that abandoning the Amendment is in our best interests. No further action on the part of stockholders would be required to either effect or abandon the Amendment.

The text of the Amendment is subject to modification to include such changes as may be required by DGCL and as the Board deems necessary and advisable to effect the Amendment.

A brief description of the Stock Split Proposal is set out below.

Purpose of the Reverse Stock Split

The Board seeks your approval for the Reverse Stock Split as part of the Amendment with the intent of increasing the per share trading price of our Common Stock, which is publicly traded and listed on the Nasdaq Capital Market under the symbol, “BFRI,” in order to regain compliance with the minimum bid price requirement as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”), for continued listing on the Nasdaq. Accordingly, we believe that effecting the Reverse Stock Split would be in our and our stockholders’ best interests.

On February 24, 2023, the Company received a notice letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon the closing bid price of the Common Stock, for the last 30 consecutive business days, the Company is not currently in compliance with the requirement to maintain the Minimum Bid Requirement.

To regain compliance, the closing bid price of the Common Stock must be at least $1.00 per share for ten consecutive business days at some point during the period of 180 calendar days from the date of the Notice, or until August 23, 2023. If the Company does not regain compliance with the minimum bid price requirement by August 23, 2023, Nasdaq may grant the Company a second period of 180 calendar days to regain compliance. To qualify for this additional compliance period, the Company would be required to meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards for Nasdaq, other than the minimum bid price requirement. In addition, the Company would also be required to notify Nasdaq of its intent to cure the minimum bid price deficiency. If the Company does not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

In addition, the Company believes that the Reverse Stock Split will make the Common Stock a more attractive and cost-effective investment for many investors, which in turn may enhance the liquidity of the holders of the Common Stock, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors, and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

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Risks of Non-Approval

Failure to approve the Reverse Stock Split Proposal may potentially have serious, adverse effects on the Company and its stockholders. The Common Stock could be delisted from the Nasdaq because shares of the Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with Nasdaq Listing Rule 5550(a)(2). Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity of the Common Stock.

As of the Record Date, the Common Stock closed at $0.60 per share on Nasdaq. Reducing the number of outstanding shares of Common Stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the Common Stock, there can be no assurance that even if the Reverse Stock Split is effected the bid price of the Common Stock will be sufficient, over time, for the Company to regain or maintain compliance with the Minimum Bid Requirement.

Principal Effects of the Reverse Stock Split

Depending on the ratio for the Reverse Stock Split determined by the Board, a minimum of five and a maximum of twenty-five shares of existing common stock will be combined into one new share of common stock. Based on 26,699,002 shares of common stock issued and outstanding as of April 21, 2023, immediately following the Reverse Stock Split, the Company would have approximately 5,339,801 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-five (1:5), and approximately 1,067,960 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-twenty-five (1:25). Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) following the transaction between approximately 1,067,960 and 1,779,933 shares. Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the Reverse Stock Split would result in fractional shares, as described above. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power, except to the extent the Reverse Stock Split would result in fractional shares, as described above.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Reverse Stock Split is effective, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Assuming that the Company’s meets the Minimum Bid Price Requirement, we expect that our common stock will continue to be quoted on The Nasdaq Capital Market under the symbol “BFRI.”

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Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split common stock.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units and Warrants

Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or be completed before Nasdaq commences delisting procedures. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies, including those in our industry, is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement the Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of the Reverse Stock Split. If we continue to fail to meet Nasdaq’s listing requirements, Nasdaq may suspend trading and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the Reverse Stock Split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

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Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share of post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Authorized Shares of Common Stock

We are currently authorized under our Amended and Restated Certificate of Incorporation, to issue up to a total of 320,000,000 shares of capital stock, comprised of 300,000,000 shares of common stock and 20,000,000 shares of preferred stock. Authorized shares represent the number of shares of common stock that we are permitted to issue under our Amended and Restated Certificate of Incorporation. If the Reverse Stock Split Proposal is implemented, the Amendment would also reduce both the number of issued and outstanding shares of common stock and the number of authorized shares of common stock in the same ratio as is selected for the Reverse Stock Split.

As a result, immediately following the Reverse Stock Split, the number of authorized shares of common stock will be 60,000,000 if the ratio for the Reverse Stock Split selected is one-for-five (1:5), and the number of authorized shares of common stock will be 12,000,000 if the ratio for the Reverse Stock Split is one-for-twenty-five (1:25). Any other ratio selected within such range would result in the number of authorized shares of common stock following the transaction to be between 12,000,000 and 60,000,000 shares.

As a result of the decrease in authorized shares of common stock that will occur if and when the Reverse Stock Split is effected, the same proportion of authorized but unissued shares of common stock to shares of common stock authorized and issued (or reserved for issuance, including any treasury shares) would be maintained as of the Effective Time (except for any changes as a result of the treatment of fractional shares).

If the Reverse Stock Split is abandoned or deemed to be abandoned by our Board, the decrease in the number of authorized shares will also be abandoned or deemed to be abandoned by our Board.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital account on our balance sheet attributable to the common stock will be reduced by at least up to 96% of its present amount, as the case may be, based on the ratio for the reverse stock split as determined by our Board, with the additional paid-in capital account being credited with the amount by which the stated capital account is reduced. The per share net loss and net book value of our common stock will be retroactively adjusted for each period because there will be fewer shares of our common stock outstanding for all periods presented.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to the holders of our common stock. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete, does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, does not address U.S. federal estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income, and does not address stockholders subject to special rules, including without limitation financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not consider or discuss the tax treatment of partnerships or other pass-through entities or persons that hold our shares through such entities.

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations, rulings, and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It does not address tax considerations under state, local, foreign and other laws. This summary is for general information purposes only, and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

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The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-Reverse Stock Split shares of the common stock resulting from implementation of the Reverse Stock Split will include the stockholder’s respective holding periods for the pre-Reverse Stock Split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

As described above in “Fractional Shares”, no fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A stockholder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. The foregoing views are not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each holder of our common stock, depending upon the state in which such holder resides or does business. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if the Board should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Consequences if the Reverse Stock Split is Not Approved

In the event that the Reverse Stock Split is not approved, there is a significant likelihood that we will be delisted from the Nasdaq Capital Market. If we are unable to achieve an increase in our stock price and our Common Stock is subsequently delisted, it could significantly and negatively affect our ability to obtain debt or equity financing in order to support Company operations.

Required Vote of Stockholders

The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of our outstanding shares of common stock entitled to vote on the Reverse Stock Split Proposal at the Special Meeting. Abstentions will be counted as votes against the proposal. Because we believe that this proposal is considered a routine matter, discretionary votes by brokers will be counted.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPSAL NO. 1.

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PROPOSAL NO. 2- APPROVAL OF ADJOURNMENT PROPOSAL

We are asking you to vote to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split Proposal (Proposal No. 1) at the time of the Special Meeting or we do not have a quorum.

If our stockholders approve this Proposal No. 2, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Reverse Stock Split Proposal. Among other things, approval of this Proposal No. 2 could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the Reverse Stock Split Proposal such that the Reverse Stock Split Proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of the Reverse Stock Split Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Reverse Stock Split Proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present.

Our Board believes that it is in the best interest of the Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates, if necessary, or appropriate to solicit additional proxies in respect of the approval of the Reverse Stock Split Proposal if there are insufficient votes to approve it at the time of the Special Meeting or in the absence of a quorum.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 21, 2023 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total	Options exercisable and restricted stock units vesting within 60 days(1)(2)
Greater than 5% stockholders other than executive officers and directors:
Biofrontera AG Hemmelrather Weg 201 D-51377 Leverkusen, Germany(3)	8,000,000	30.0%
Abshagen Consulting GmbH Burgunderweg 8 Weinheim, Germany, 69469(4)	3,148,042	11.8%

Named Executive officers and directors:
Hermann Lübbert	113,379	*	195,812
Erica Monaco	56,689	*	145,424
Fred Leffler			—
John J. Borer			22,000
Loretta M. Wedge, CPA, CCGMA			22,000
Beth J. Hoffman, Ph.D.			22,000
Kevin D. Weber			22,000

All current executive officers and directors as a group (7 persons)	170,068	*	257,480

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	On December 9, 2021, the Company granted options (the “2021 Options”) to purchase shares of common stock at an exercise price of $4.77 per share up to (a) in the case of Prof. Dr. Lübbert, 113,379 shares and (b) in the case of Ms. Monaco, 56,689 shares. The 2021 Options vest in three equal annual installments beginning on December 9, 2022. In addition, on May 18, 2022, the Company granted options (the “2022 Options”) to purchase shares of common stock at an exercise price of $2.61 up to (a) in the case of Prof. Dr. Lübbert, 190,840 shares and (b) in the case of Ms. Monaco, 152,672 shares. The 2022 Options vest in three equal annual installments beginning on May 18, 2023. At the same time the Company granted the 2022 Options, it also granted restricted stock units to Prof. Dr. Lübbert and Ms. Monaco, in the amounts of 190,840 restricted stock units and 152,672 restricted stock units, respectively. The restricted stock units vest in two equal annual installments beginning on May 18, 2023. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash within 60 days of the applicable vesting date. The 195,812 shares for Prof. Dr. Lübbert and the 145,424 shares for Ms. Monaco represent the options and restricted stock units under such grants that will have vested within 60 days of the date of this proxy statement.

(2)	On May 18, 2022, the Company granted non-qualified stock options to each of the non-employee directors to purchase 22,000 shares of common stock with an exercise price of $2.61. The non-employee director options vest in equal monthly installments following the date of grant. The 22,000 shares reported in the table above for each non-employee director represent the options that will have vested within 60 days of the date of this proxy statement.

(3)	Information is based upon a Schedule 13G/A filed with the SEC on February 10, 2022 by Biofrontera AG. According to a Schedule 13D/A (“Zours Schedule 13D”) filed by Deutsche Balaton Aktiengesellschaft (“DB”), VV Beteiligungen Aktiengesellschaft (“VVB”), Delphi Unternehmensberatung Aktiengesellschaft (“DU”), Wilhelm Konrad Thomas Zours, Alexander Link and Rolf Birkert on September 19, 2022, Mr. Zours owns a majority interest in DU and is the sole member of the boards of management of VVB and DU. DU owns a majority interest in VVB. VVB owns a majority interest in DB and DB holds 1,177,676 shares of common stock representing 4.41% of the Company’s outstanding stock. In the Zours Schedule 13D, Mr. Zours also includes the shares of Biofrontera Inc. held by Biofrontera AG, but disclaims beneficial ownership. If Mr. Zours was deemed to have voting and dispositive voting power over the shares held by Biofrontera AG, then Mr. Zours would be the beneficial owner of 34.4% of the Company’s outstanding stock.

(4)	Information is based upon a Schedule 13G filed with the SEC on November 4, 2022 by Abshagen Consulting GmbH.

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OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Special Meeting any matters other than those specified in the Notice of the Special Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Special Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Special Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board to be presented at the 2023 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above no later than July 11, 2023, except as may otherwise be provided in Rule 14a-8 under the Exchange Act, to be considered for inclusion in the proxy materials to be disseminated by the Board for the 2023 annual meeting.

The Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting, other than proposals to be included in the proxy materials as described above. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than August 14, 2023 and no later than September 13, 2023; provided, however, that in the event that the date of the 2023 annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the 2022 annual meeting, a stockholder’s notice must be received not later than the 90th day prior to the 2023 annual meeting, or if later, the 10th day following the day on which the public disclosure of the date of such annual meeting was made. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

If a stockholder wishes to solicit proxies for a stockholder nominee for election to our board at the 2023 annual meeting of stockholders pursuant to Rule 14a-19 of the Exchange Act, notice must be submitted to our corporate secretary no later than October 13, 2023. Such solicitation and notice must comply with the requirements of Rule 14a-19 of the Exchange Act and our by-laws.

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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APPENDIX A

FORM OF REVERSE STOCK SPLIT AMENDMENT

CERTIFICATE OF AMENDMENT
TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
OF

BIOFRONTERA INC.

Biofrontera Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing the Article FOURTH, so that, as amended, the first paragraph of said Article FOURTH shall be amended and restated as follows:

The total number of shares of capital stock that the Corporation has the authority to issue shall be (i) [____________] shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

SECOND. At [___] a.m./p.m. on [___________], 2023 (the “Split Effective Time”), every [_____][(__)] issued and outstanding shares of the Corporation’s common stock, par value $.0001 per share, as of the date and time immediately preceding the Split Effective Time (the “Old Shares”), shall automatically be reclassified as and converted into one (1) validly issued, fully paid and non-assessable share of common stock of the Corporation (the “New Shares”) without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). Further, every right, option and warrant to acquire Old Shares outstanding immediately prior to the Split Effective Time shall, as of the Split Effective Time and without any further action, automatically be reclassified into the right to acquire one (1) New Share for every [_____][(__)] Old Shares, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall receive that number of New Shares based on the conversion ratio of their shares of Old Shares to New Shares set forth above, rounded up to the next whole share of common stock.

THIRD. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

FOURTH. That this amendment was duly authorized by the holders of a majority of the voting stock of the Corporation entitled to vote at a duly authorized meeting of the stockholders of the Corporation held on [____], 2023. Said amendment was duly adopted in accordance with the provisions of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [__] day of [__________], 2023.

BIOFRONTERA INC.

By:
Erica Monaco
Chief Executive Officer

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PROXY

Biofrontera Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Hermann Lübbert, Erica Monaco, Fred Leffler, and Daniel Hakansson, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of Biofrontera Inc., which the undersigned is entitled to vote at the Special Meeting of Stockholders of Biofrontera Inc., to be held on Monday, May 22, 2023 at 9:00 a.m., Eastern Time (the "Special Meeting"), and any continuation, adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS 1 AND 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY CONTINUATION, POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued and to be marked, dated, and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Proxy Statement to Stockholders is available at:
https://web.viewproxy.com/bfri/2023

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR the following:

FOR ☐ AGAINST ☐ ABSTAIN ☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Please indicate if you plan to attend this meeting ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

To transact other business as may properly come before the meeting or any continuation, adjournment, or postponement thereof.

Date ______________________________

Signature ______________________________

Signature (Joint Owners) ______________________________

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a stockholder of Biofrontera Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 21, 2023.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.fcrvote.com/BFRI

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.